SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 30, 2002

                date of report (date of earliest event reported)


                             MATRIA HEALTHCARE, INC.



       Delaware                   0-20619                 58-2205984
(State of Incorporation)      SEC File Number  (IRS Employer Identification No.)



                               1850 Parkway Place
                               Marietta, GA 30067
                                 (770) 767-4500

Item 2.  Acquisition or Disposition of Assets

     On September 30, 2002 (effective October 1, 2002), Matria Healthcare, Inc. ("Matria") completed its acquisition from LifeMetrix, Inc. ("LifeMetrix") of all of the issued and outstanding stock of Quality Oncology, Inc. ("Quality Oncology"), a wholly owned subsidiary of LifeMetrix, LifeMetrix's Integrated Care Management System and its rights in Cancerpage.com(TM), and other assets of LifeMetrix and its other subsidiaries relating to its cancer disease management business. Matria also assumed various contractual and payroll liabilities related to the acquired business and assets. In exchange for these assets, Matria paid to LifeMetrix at or prior to the closing cash payments from Matria's cash on hand totaling $3,000,000 and issued to LifeMetrix 890,144 shares of Matria Common Stock at the closing. To secure LifeMetrix's indemnification obligations, 104,450 of the shares issued to LifeMetrix were placed in an escrow account to be held until March 31, 2003. In addition to the consideration paid at or prior to the closing, Matria will make an earn out payment to LifeMetrix in 2004 based on the future financial performance of Quality Oncology. The earn out will be payable, at Matria's option, in cash, shares of Matria Common Stock or a combination thereof; provided that at least $10 million or twenty percent of the earn out, whichever is lower, will be paid in cash. The terms of the acquisition were determined through negotiations between Matria and LifeMetrix and are set forth in a Purchase and Sale Agreement, dated April 29, 2002, by and among Matria, LifeMetrix, and Quality Oncology (the "Purchase Agreement").

     On September 26, 2002, Matria stockholders approved the issuance of Matria Common Stock in connection with the acquisition. The issuance of Matria Common Stock under the Purchase Agreement was registered under the Securities Act of 1933 pursuant to Matria's registration statement on Form S-4 (Registration No. 333-90944), filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

     (a) The audited financial statements of Quality Oncology, Inc. as of December 31, 2001 and for the year then ended and the unaudited financial statements of Quality Oncology, Inc., as of June 30, 2002 and for the six months then ended are incorporated herein by reference to the Registration Statement on Form S-4 (Registration No. 333-90944), filed by Matria.

     (b) The pro forma information and explanatory notes required by Article 11 of Regulation S-X and this Item 7 are incorporated herein by reference to the Registration Statement on Form S-4 (Registration No. 333-90944), filed by Matria.

     (c) Exhibits.

     2.1 Purchase and Sale Agreement by and among Matria Healthcare, Inc., LifeMetrix, Inc., and Quality Oncology, Inc., dated April 29, 2002, which is incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-90944), filed by Matria.

     99.1 Standstill Agreement, dated September 30, 2002, by and among Matria Healthcare, Inc., LifeMetrix, Inc., and the stockholders listed on Schedule 1 attached therein.

     99.2 Registration Rights Agreement, dated September 30, 2002, by and among Matria Healthcare, Inc., LifeMetrix, Inc., and the preferred stockholders of LifeMetrix listed on Schedule 1 attached therein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MATRIA HEALTHCARE, INC.



                             By: /s/ Parker H. Petit
                                 -----------------------
                                 Parker H. Petit
                                 Chairman, President and Chief Executive
                                 Officer


Date:  October 8, 2002

                                  EXHIBIT INDEX


Exhibit
Number  Description of Exhibits
------  -----------------------

2.1 Purchase and Sale Agreement by and among Matria Healthcare, Inc., LifeMetrix, Inc., and Quality Oncology, Inc., dated April 29, 2002, which is incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-90944), filed by Matria.

99.1 Standstill Agreement, dated September 30, 2002, by and among Matria Healthcare, Inc., LifeMetrix, Inc., and the stockholders listed on Schedule 1 therein.

99.2 Registration Rights Agreement, dated September 30, 2002, by and among Matria Healthcare, Inc., LifeMetrix, Inc., and the preferred stockholders of LifeMetrix listed on Schedule 1 attached therein.